UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

H&Q Healthcare Investors, H&Q Life Sciences Investors
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Tuesday, June 8, 2010 at 9:00 a.m. at the Omni Parker House, 60 School Street, Boston, Massachusetts 02108, for the following purposes:

(1)  The election of Trustees of each Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund for the fiscal year ending September 30, 2010;

(3)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on April 27, 2010 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Daniel R. Omstead, Ph.D.
President

April 28, 2010

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

This page intentionally left blank.

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors (''HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 8, 2010 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated April 28, 2010. Unless otherwise indicated, all information in this Proxy Statement and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about April 28, 2010.

Proposal 1 relates to the election of Trustees for each Fund and Proposal 2 relates to the ratification of the selection of the independent registered public accountants of each Fund. Each Fund's shareholders will vote separately on each Proposal.

Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109 or be made by calling (800) 451-2597.

Proposal 1
ELECTION OF TRUSTEES

Each Fund's Declaration of Trust provides that its Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class C Trustees expires on the date of the 2010 Annual Meeting, and the term of office of the Class A and Class B Trustee will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class C Trustees whose terms are expiring will be elected for a three-year term.

Each Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at eight. Proxies will be voted for the election of the following three nominees for HQH and three nominees for HQL. The nominees to serve as Class C Trustees of HQH until the 2013 Annual Meeting are Eric Oddleifson, Oleg M. Pohotsky and William S. Reardon. The nominees to serve as Class C Trustees of HQL until the 2013 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. Each nominee, other than William S. Reardon, is presently serving as a Class C Trustee and has consented to continue to so serve. On March 25, 2010, William S. Reardon was nominated to stand for election as a Class C Trustee for HQH and a Class A Trustee for HQL by the Board of Trustees of each Fund, upon the recommendation of the Nominating Committee and upon the recommendation of a current Trustee. William S. Reardon has consented to serve as a Class C Trustee for HQH and a Class A Trustee for HQL, if elected. Robert P. Mack, M.D. expects to resign as Trustee of HQL upon the election of William S. Reardon. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

The Class A Trustees serving until the 2011 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA for HQH and Eric Oddleifson, Oleg M. Pohotsky and William S. Reardon, if elected, for HQL. The Class B Trustees serving until the 2012 Annual Meeting are Lawrence S. Lewin, Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt for HQH and Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA for HQL.

The nominee and Trustees and their principal occupation for at least the last five years are set forth in the table below.

Name (Age), Address, Position(s) Held with the Funds and Length of Time Served, Principal Occupation(s) and Other Directorships Held by the Trustee or Nominee for Trustee During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee for Trustee
INDEPENDENT TRUSTEES AND NOMINEES
Rakesh K. Jain, Ph.D. ^▲ (59), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2007); Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology), Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (since 2004).	2
Lawrence S. Lewin ^▲+ (72), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH (since 1987) and HQL (since 1992); Chairman, HQH and HQL (since 2000); Self-employed Executive Consultant (since 1999); Director, CardioNet, Inc. (2001-2007); Director, Medco Health Solutions, Inc. (2003-2007); Director, Care Fusion, Inc. (2005-2006).	2
Eric Oddleifson **#+ (75), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 1992); Consultant, GMO LLC (since 2006); Senior Adviser, The Corporate Library (since 2007); Partner, GMO Renewable Resources LLC (1997-2005).	2
Oleg M. Pohotsky **#+ (63), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2000); Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (since 2009).	2
William S. Reardon (63), 2 Liberty Square, 9th Floor, Boston MA 02109 Partner, PricewaterhouseCoopers LLP (1980-2002); Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals Corp. (since 2004); Director, Oscient Pharmaceuticals Corporation (since 2003).	2
Uwe E. Reinhardt, Ph.D. ** (72), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH (since 1988) and HQL (since 1992); Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2
Lucinda H. Stebbins, CPA **^▲ (64), 2 Liberty Square, 9th Floor, Boston MA 02109 Trustee, HQH and HQL (since 2006); Financial Consultant, Pro Unlimited (since 2004); Director, Bald Peak Land Company (since 2008).	2
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D. * (56), 2 Liberty Square, 9th Floor, Boston, MA 02109 Trustee, HQH and HQL (since 2003); President, HQH and HQL (since 2001); President, Chief Executive Officer and Managing Member, Hambrecht & Quist Capital Management LLC (since 2002); Director, Magellan Biosciences, Inc. (since 2006); Director, Elemé Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present); Director, Palyon Medical Corporation (since 2009).	2

  *  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with Hambrecht & Quist Capital Management LLC (the "Adviser").

  **  Member of each Fund's Audit Committee.

   ^  Member of each Fund's Governance Committee.

   ▲  Member of each Fund's Nominating Committee.

  #  Member of each Fund's Valuation Committee.

  +  Member of each Fund's Qualified Legal Compliance Committee.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of December 31, 2009. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees
Rakesh K. Jain, Ph.D.	None	None	None
Lawrence S. Lewin	$50,001-$100,000	$10,001-$50,000	Over $100,000
Eric Oddleifson	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Oleg M. Pohotsky	None	None	None
William S. Reardon	None	None	None
Uwe E. Reinhardt, Ph.D.	$1-$10,000	$1-$10,000	$10,001-$50,000
Lucinda H. Stebbins, CPA	$50,001-$100,000	$10,001-$50,000	Over $100,000
Interested Trustee
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Funds have no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, six of the eight Trustees then in office attended the annual meeting of shareholders.

Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Trustees by submitting a written communication directed to the applicable Board of Trustees in care of the Funds' President, Daniel R. Omstead, Ph.D., at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Standing Committees

Audit Committee. Each Fund has an Audit Committee comprised solely of Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Adviser (each an "Independent Trustee") and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.hqcm.com/Reports/AuditCommitteeCharterFebruary2007.pdf. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent registered public accountants.

The members of each Fund's Audit Committee are Mr. Oddleifson, Mr. Pohotsky, Dr. Reinhardt and Ms. Stebbins. Mr. Pohotsky is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held four meetings during the fiscal year ended September 30, 2009.

Governance Committee. Each Fund has a Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Governance Committee. Each Fund's Governance Committee's mission under its charter is to review, evaluate, and enhance the effectiveness of each Fund's Board of Trustees in its role in governing each Fund and to oversee management of each Fund in accordance with the Corporate Governance Guidelines, which have been adopted by each Fund's Board of Trustees.

Each Fund's Governance Committee reviews, discusses and makes recommendations to the Board of Trustees relating to those issues that pertain to the effectiveness of the Board of Trustees in carrying out its responsibilities in governing each Fund and overseeing each Fund's management. The members of each Fund's Governance Committee are Dr. Jain, Mr. Lewin, Dr. Mack and Ms. Stebbins. Mr. Lewin is the Chairman of each Fund's Governance Committee. Each Fund's Governance Committee met one time during the fiscal year ended September 30, 2009.

Nominating Committee. Each Fund has a Nominating Committee comprised soley of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Nominating Committee. The Nominating Committee charter is not available on the Fund's website but was included as Exhibit A to the Funds' Joint Proxy Statement dated April 30, 2009.

Each Fund's Nominating Committee requires that each prospective trustee candidate have a college degree or equivalent business experience, and that each candidate is not serving in a similar capacity on the board of a registered investment company which (i) is not sponsored or advised by the Funds' investment adviser or its affiliates and (ii) the Board in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate. Each Fund's Nominating Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Boards; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

Each Fund's Nominating Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. Each Fund's Nominating Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the appropriate Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' Nominating charter. Other than those eligibility requirements, the Committees shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committees is to treat all equally qualified nominees in the same manner.

All nominations by shareholders must be received by the Funds by the deadline for submission of any shareholder proposals which would be included in the Funds' proxy statement for the next annual meeting of the Funds. Each nominating shareholder or shareholder group must meet the requirements stated in the Nominating Committee's charter. A nominating shareholder or shareholder group may not submit more than one nominee per year. When nominating a trustee candidate, shareholders must include in their notice to the Funds' Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Funds in assessing the nominee's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Nominating Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of each Fund's Nominating Committee are Dr. Jain, Mr. Lewin, Dr. Mack and Ms. Stebbins. Mr. Lewin is the Chairman of each Fund's Nominating Committee. Each Fund's Nominating Committee met two times during the fiscal year ended September 30, 2009.

Valuation Committee. Each Board has delegated to each Fund's Valuation Committee general responsibility for determining, in accordance with each Fund's valuation procedures, the value of assets held by each Fund on any day on which the net asset value per share is determined. Each Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser to deal with day to day valuation decisions, subject to oversight by the Valuation Committee. Each Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, each Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. Each Valuation Committee is charged with the responsibility of determining the fair value of each Fund's securities or other assets in situations set forth in each Fund's valuation procedures.

The members of each Fund's Valuation Committee are Mr. Oddleifson, Mr. Pohotsky and Dr. Mack. Mr. Pohotsky is the Chairman of each Funds' Valuation Committee. Each Fund's Valuation Committee met four times during the fiscal year ended September 30, 2009.

Qualified Legal Compliance Committee. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. Each Fund's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of each Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Funds, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Funds and the power to retain outside counsel, auditors or other experts for this purpose.

The members of each Fund's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of each Fund's QLCC. Neither Fund's QLCC met during the fiscal year ended September 30, 2009.

Attendance. During the fiscal year ended September 30, 2009, each Fund's Board of Trustees held six meetings; each Fund's Audit Committee held four meetings; each Fund's Governance Committee held one meeting; each Fund's Nominating Committee held two meetings; and each Fund's Valuation Committee held four meetings.

Each of the Trustees attended at least 80% of the aggregate number of meetings of the Boards of Trustees and the Committees of the Boards of Trustees on which they served.

Compensation of Trustees and Officers

For the fiscal year ended September 30, 2009 each Fund paid its Independent Trustees an annual fee of $20,000. Each Fund currently pays each Independent Trustee $500 for each Board and Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. Currently, the Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Valuation Committee of each Fund receives an additional annual fee of $2,500. Currently, the Chairman of the Nominating Committee and the Chairman of the Governance Committee of each Fund receives an additional annual fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2009, the Independent Trustees as a group received $186,660 from HQH and $184,784 from HQL for fees and reimbursed expenses. Neither of the Funds directly paid any additional compensation to the Trustees for the fiscal year ended September 30, 2009. Each Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, each Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to each Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2009 these payments amounted to $82,905 and $57,612 for HQH and HQL, respectively. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Funds for the fiscal year ended September 30, 2009, but does not include expenses.

Compensation Table

For the fiscal year ended September 30, 2009

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds and Fund Complex Paid to Trustees
Independent Trustees
Lawrence S. Lewin	$27,750	N/A	N/A	$55,500
Eric Oddleifson	$26,500	N/A	N/A	$53,000
Oleg M. Pohotsky	$30,750	N/A	N/A	$61,500
Uwe E. Reinhardt, Ph.D.	$22,750	N/A	N/A	$45,500
Lucinda H. Stebbins, CPA	$25,250	N/A	N/A	$50,500
Rakesh K. Jain, Ph.D.	$23,000	N/A	N/A	$46,000
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

Executive Officers

Set forth below is information for at least the last five years with respect to the executive officers of the Funds who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

Laura Woodward, CPA (41), 2 Liberty Square, 9th Floor, Boston MA 02109: Chief Compliance Officer, HQH, HQL and Hambrecht & Quist Capital Management LLC (since 2009); Secretary and Treasurer, HQH and HQL (since 2009); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

Betty Chang (37), 2 Liberty Square, 9th Floor, Boston MA 02109: Assistant Treasurer, HQH and HQL (since 2009); Manager, Fund Administration and Regulatory Affairs (since 2006) and Regulatory Affairs Associate (2004-2006), Hambrecht & Quist Capital Management LLC.

Required Vote

Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

INFORMATION PERTAINING TO THE ADVISER

Hambrecht & Quist Capital Management LLC (the "Adviser"), a limited liability company under the laws of Delaware, is the investment adviser for each Fund. Under each Fund's Investment Advisory Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of the Funds' Chief Compliance Officer, the salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser. The Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Daniel R. Omstead Ph.D serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 2 Liberty Square, 9th Floor, Boston, MA 02109.

REPORT OF THE AUDIT COMMITTEE OF EACH FUND

Each Fund's Audit Committee reviewed and discussed the Funds' audited financial statements with management for the Funds' fiscal year ended September 30, 2009, and discussed with the Funds' independent registered public accountants, Deloitte &Touche LLP, the matters required to be discussed by ASC 950, Communication with Audit Committees, which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, each Fund's Audit Committee recommended to the Board of Trustees that the

Fund's audited financial statements for the Fund's fiscal year ended September 30, 2009, be included in the Fund's Annual Report filed with the SEC.

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Pursuant to the 1940 Act, at a meeting called for such purpose on February 18, 2010, each Fund's Audit Committee approved the appointment of Deloitte & Touche LLP as the independent registered public accountants for the fiscal year ending September 30, 2010, and a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, subsequently ratified the appointment. Each Fund has been advised that neither Deloitte & Touche LLP nor any of its partners has any direct or material indirect financial interest in either of the Funds, nor has had any connection during the past three years with either of the Funds in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Accounting services to be performed by Deloitte & Touche LLP for each Fund will consist of the examination of the annual financial statements of the Funds, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of each Fund.

A representative of Deloitte & Touche LLP will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte & Touche LLP to the Funds during the Funds' two most recent fiscal years:

H&Q Healthcare Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$74,500	$0	$0	$0
2008	$72,000	$0	$4,500	$0

H&Q Life Sciences Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$74,500	$0	$0	$0
2008	$72,000	$0	$4,500	$0

All of the services described in the tables above were approved by the Audit Committees pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQH and to the Adviser, or an affiliate thereof that provides ongoing services to HQH, amounted to $0 for the fiscal year ended September 30, 2009 and $4,500 for the fiscal year ended September 30, 2008. The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQL and to the Adviser, or an affiliate thereof that provides ongoing services to HQL, amounted to $0 for the fiscal year ended September 30, 2009 and $4,500 for the fiscal year ended September 30, 2008.

The Funds' Audit Committees have adopted Pre-Approval Policies and Procedures pursuant to which the Committees pre-approve all audit and non-audit services provided by the Funds' independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Funds' investment adviser and service affiliates during the period of the Auditor's engagement to provide audit services to the Funds, if those services directly impact the Funds' operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Funds' or the Funds' Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committees reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Funds' independent trustees. In determining whether to engage the Auditor for its audit services, the Audit Committees will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Pre-Approval Policies and Procedures also permit the Audit Committees to pre-approve the provisions of types or categories of permissible non-audit services for the Funds and their Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Funds' Auditor, the Audit Committees are to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committees should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committees consistent with the same standards for determination and information.

The Audit Committees may also appoint a Designated Member of the Committees to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The Designated Member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000 per Fund. Any actions by the Designated Member are to be ratified by the Audit Committees by the time of their next scheduled meeting. The Funds' Pre-Approval Policies and Procedures are reviewed annually by the Audit Committees and the Funds maintain a record of the decisions made by the Committees pursuant to these procedures.

Required Vote

The selection of Deloitte & Touche LLP as each Funds' independent public accountants for the fiscal year ending September 30, 2010 is submitted to shareholders for ratification and requires approval by a majority of the Funds' shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund.

INFORMATION PERTAINING TO THE CUSTODIAN AND ADMINISTRATOR AND
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Funds' securities and cash are held under a custodian contract by State Street Bank and Trust Company ("State Street"), whose principal business address is One Lincoln Street, Boston, MA 02111. State Street is also the Administrator of each Fund and also performs certain accounting related functions for the Funds, including calculation of NAV and net income.

Computershare Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Funds' Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Funds. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2009, its Reporting Persons other than Ms. Chang complied with all applicable filing requirements. Ms. Chang filed one late report on Form 3 with no transactions.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109, or by casting a vote at the Annual Meeting. Instructions on how to attend the meeting and vote in person can be obtained by calling (800) 451-2597. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. The Proposals to be voted upon by the shareholders involve matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

Shareholders of each Fund will vote separately with respect to Proposal 1, which requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the three nominees, in the case of HQH, and the three nominees, in the case of HQL, receiving the greatest number of votes will be elected).

Shareholders of each Fund will vote separately with respect to Proposal 2, which requires the approval of a majority of all votes validly cast at the Annual Meeting.

Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 2.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

In the event that sufficient votes in favor of any Proposal set forth in the Notice of Annual Meeting are not received by June 7, 2010 or the necessary quorum has not been obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require approval by a majority of the votes validly cast on the matter at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of any such adjournment on those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

As of April 27, 2010, there were 24,889,277 shares of beneficial interest of HQH and 21,559,721 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on April 27, 2010, the record date, will be entitled to vote at the Annual Meeting. As of April 27, 2010, the Trustees and officers of each Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of each Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of April 27, 2010, no persons or group beneficially owned more than 5% of the voting securities of either Fund.

PROPOSALS FOR 2011 ANNUAL MEETING

Shareholder proposals for each Fund's 2011 Annual Meeting must be received at the Fund's executive offices at 2 Liberty Square, 9th Floor, Boston, Massachusetts 02109 no later than December 29, 2010 for inclusion in the 2011 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2011 Proxy Statement or submitted for a vote at the 2011 Annual Meeting.

In addition, shareholder proposals for the 2011 annual meeting of shareholders (other than proposals submitted for inclusion in a Fund's 2011 Proxy Statement) must be submitted to the Fund's Secretary between February 8, 2011 and March 10, 2011, unless the meeting date is more than 30 days before or after June 8, 2011.

GENERAL

The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

A number of banks, brokers and financial institutions have instituted "householding". Under this practice, only one Proxy Statement may be delivered to multiple shareholders who share the same address and satisfy other conditions. Each Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address upon request. To request a separate copy of this Proxy Statement, write or call the Fund at the address and phone number set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 8, 2010

The Joint Proxy Statement for the Annual Meeting of Shareholders of H&Q Healthcare Investors and H&Q Life Sciences Investors is available at www.edocumentview.com/HQFunds.

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

April 28, 2010

002CS1B559

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X H&Q HEALTHCARE INVESTORS 016PVB 1 U PX + [1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2010. 3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. 01 - Eric Oddleifson 02 - Oleg M. Pohotsky 1. On the election of three Trustees: For Withhold For Withhold 03 - William S. Reardon For Withhold NNNNNNNNNNNN 0 2 5 4 8 0 2 NNNNNNNNN <STOCK#>

[1] PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. [1] Proxy for the Annual Meeting of Shareholders to be held June 8, 2010 This Proxy is Being Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Daniel R. Omstead, Ph.D., Lucinda H. Stebbins, CPA and Oleg M. Pohotsky, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the “Fund”) to be held on June 8, 2010 at 9:00 A.M. Eastern Time, at the Omni Parker House, 60 School Street, Boston, Massachusetts 02108, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — H&Q HEALTHCARE INVESTORS

1. On the election of three Trustees: Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016PXB 1 U PX + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A For Against Abstain 3. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. 01 - Lawrence S. Lewin 02 - William S. Reardon 03 - Uwe E. Reinhardt, Ph.D. For Withhold For Withhold For Withhold H&Q LIFE SCIENCES INVESTORS Proposals — The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2. 2. To ratify the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2010. NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. NNNNNNNNNNNN 0 2 5 4 8 2 2 NNNNNNNNN <STOCK#>

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy for the Annual Meeting of Shareholders to be held June 8, 2010 This Proxy is Being Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Daniel R. Omstead, Ph.D., Lucinda H. Stebbins, CPA and Oleg M. Pohotsky, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the “Fund”) to be held on June 8, 2010 at 9:00 A.M. Eastern Time, at the Omni Parker House, 60 School Street, Boston, Massachusetts 02108, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — H&Q LIFE SCIENCES INVESTORS

H&Q HEALTHCARE INVESTORS

H&Q LIFE SCIENCES INVESTORS

ANNOUNCE REINSTATEMENT OF

DISTRIBUTION UNDER MANAGED DISTRIBUTION POLICY

2 Liberty Square, 9th Floor

Boston, MA 02109

(617)772-8500

www.hqcm.com

April 28, 2010

Dear Fellow Shareholder,

I am pleased to announce that H&Q Healthcare Investors and H&Q Life Sciences Investors announced on April 5, 2010 the reinstatement of distributions pursuant to their managed distribution policies (the “Policy”).  The Policy will provide for quarterly distributions at an annualized rate equal to 5% of net assets.

The Policy was in place from 2000 until 2009 and provided for quarterly distributions at an annualized rate equal to 8% of net assets.  The Boards of Trustees determined in August 2009 that distributions under the Policy should be suspended in view of the marked decline in the portfolios’ value as a result of the prevailing financial market environment.

The Funds’ Boards of Trustees believes that reinstating distributions pursuant to the Policy is appropriate given the improvement in market conditions and may also serve as a catalyst for each Fund’s shareholders to realize value.  The Boards of Trustees recognize that cash flow is a consideration for many of each Fund’s shareholders and believe that periodic cash distributions may attract investors seeking a consistent level of cash flow.

Distributions under the Policy may consist of net investment income, net realized long-term capital gains, net realized short-term capital gains or return of capital.  However, each Fund will seek to make distributions in a tax advantaged manner from the realization of long-term capital gains consistent with each Fund’s investment objective and strategies.  In this regard, the Funds will seek to realize capital gains for this purpose in a manner which the Adviser believes is consistent with prudent portfolio management and the investment objective of each Fund.  Each Fund may also make additional distributions for the purpose of avoiding federal income tax on the Fund and for the purpose of avoiding federal excise tax.  The Boards of Trustees will continue to monitor the Policy and may change the rate of distribution or suspend distributions as they deem warranted.

As always, if you have any questions, please feel free to contact us through www.hqcm.com or call us at (617) 772-8500.

Sincerely,

Daniel R. Omstead

President and Portfolio Manager

002CS1B931